Exhibit 10.13

Financing Statement filed February 6, 2002

Entity's Name:  Majestic Safe-T-Products, Ltd.

Mailing Address:  8880 Rio San Diego Drive, Suite 800, San Diego, CA  92108 USA

SS or Tax Id. No. ###-##-####

Type of Entity:  Corporation

Entity's State or County of Organization:  California

Organizational ID #:  CA2280540

Secured Party's Last Name:  Bostwick        First Name:  Gail   Middle Name:  E.

Mailing Address:  916 No. C Sealane Drive, Encinitas, CA  92024 US

Financing Statement covers the following types or items of property:

   All assets of Majestic Safe-T-Products, Ltd. to include: all office furniture and computer equipment, all vehicles, machinery, tools, raw materials, inventory, accounts receivable, securities, and all intellectual assets to include licenses, trademarks and patents.





                               SECURITY AGREEMENT

     THIS  AGREEMENT IS ENTERED INTO ON THE 21st OF MAY 1999 BY AND BETWEEN GAIL
E.  BOSTWICK,   (the  "LENDER"),   AND,  THE  MAJESTIC  COMPANIES,   LTD.,  (the
"BORROWER").


     WHEREAS, the LENDER has notified the BORROWER that she has assumed a promissory note in the aggregate amount of $260,000, as the LENDER between Mei-Wali, Inc., and, Skytex International, Inc., dated, October 1, 1998.

     WHEREAS, Skytex International, Inc., has since acquired, The Majestic Companies, Ltd, and is acknowledged to be the one in the same.

     NOW, THEREFORE, in consideration of the original terms and conditions of the note between Mei-Wah, Inc., and, Skytex International, Inc., the LENDER and the BORROWER mutually agree to the following:

A. The LENDER releases the BORROWER of any and all original security agreement requirements pertaining to the promissory note dated October 1, 1998, between Mei-Wah, Inc., and, Skytex International, Inc.

B. The BORROWER agrees to provide the LENDER, and the LENDER accepts, with a UCC-1 filing in order to replace the original security agreement provided for in the promissory note between, Mei-Wah, Inc., and, Skytex International, Inc., dated, October 1, 1998.

This AGREEMENT shall be construed under the laws of the State of California, and if any provisions hereof, or the application of any provision to any person or circumstance, is held invalid or unenforceable, the remainder of this AGREEMENT shall be valid and binding between the parties hereto.

ARBITRATION, any controversy or claim arising out of or relating to this AGREEMENT, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its applicable rules, and judgement on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

Signed and agreed to by both parties this 21st day May 1999 in the City of San Diego, California:

/s/Connie K. White, Witness            /s/Gail E Bostwick-Lender



/s/Alex Tovar, Witness                  /s/Francis A. Zubrowski
                                       Chairman/CEO-The Majestic Companies, Ltd.

                       AMENDMENT TO STOCK PLEDGE AGREEMENT

          In consideration of the UCC-l financing statement, a copy is attached hereto as Exhibit "One", FRANCIS A. ZUBROWSKI, JAMES R. DEVENEY II, and GAIL E. BOST WICK, as successor in interest to MEI WAH COMPANY, INC., (collectively as "The Parties") agree to the modifications set forth in this Amendment. The Effect of this Amendment is to terminate the existing Stock Pledge Agreement, attached as Exhibit "Two" used to secure payment of a promissory note in the amount of $260,000.00 and to effect a new security agreement, attached hereto as Exhibit "Three" to secure payment of the same promissory note in the amount of $260,000.00, a copy of said promissory note is attached as Exhibit "Four".

          It is hereby agreed as follows:

1. The agreement entitled, STOCK PLEDGE AGREEMENT, shall no longer be in force and effect and is hereby terminated on the date of execution of this Agreement.
2. In place of said STOCK PLEDGE AGREEMENT, the parties agree to execute a document titled, "Security Agreement", attached as Exhibit "Three" and to effect a UCC-l Financing Statement, attached as Exhibit "One".
3. Gail E. Bostwick, shall immediately surrender the 600,000.00 shares upon execution of this agreement.
4. The parties agree that the terms of the note in the amount of $260,000.00 shall not be effected by this amendment.
5. The parties agree that they have both contacted their respective counsel and by signing below understand the terms of this amendment and the respective terms of the UCC-l Financing Statement, the Promissory Note, and the Security Agreement.

          This Amendment has been duly executed as of the 21st day of May 1999.



                                             /s/FRANCIS A. ZUBROWSKI



                                             JAMES R. DEVENEY, II



                                              /s/GAIL E. BOSTWICK




EXHIBIT ONE - - Financing Statement

Entity's Name:  The Majestic Companies, Ltd.

Mailing Address:  8880 Rio San Diego Drive, Suite 800, San Diego, CA  92108

Tax Id. No. 88-0293171

Type of Entity:  Corporation

Entity's State or County of Organization:  Nevada

Secured Party's Last Name:  Bostwick        First Name:  Gail   Middle Name:  E.

Mailing Address:  916 C. Sealane Drive, Encinitas, CA  92024

Financing Statement covers the following types or items of property:

   All property, plant and equipment, including forklifts, scottsman press, roofing machine, compressor, inventory raw materials, office equipment, hand tools, and accounts receivable of Majestic Modular Buildings Ltd., all housed at 320 9th Street, Modesto, CA 95351.

/s/ Alex Tovar
/s/ Gail E. Bostwick





EXHIBIT TWO


                             STOCK PLEDGE AGREEMENT


                                       By


                           FRANCIS A. ZIJBROWSKJ


                                       And



                              JAMES R. DEVENEY, II



                                       and



                           GOLDEN CAPITAL CORPORATION



                               For The Benefit of


                              MEI WAH COMPANY, INC.,
                            a California corporation


                        STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made by Francis A. Zubrowski, James R. Deveney, II and Golden Capital Corporation, jointly and severally (collectively, the "Pledgor") for the benefit of MEI WAH COMPANY, INC., a California Corporation (the "Lender").

                                    RECITALS

A. Majestic Investments, L.L.C., a Maryland limited liability company (the "Borrower") entered into a loan in the principal amount of up to Three Hundred Thousand Dollars ($300,000.00) (the "Loan") with the Lender. The Loan is evidenced by a promissory note in the principal amount of the Loan, executed and delivered by the Pledgor to the Lender (the "Note").

B. The Note is secured, by and among other things, a limited guaranty by each of the Pledgors under a Limited Personal Guaranty Agreement of even date herewith (the "Guaranty"). The Note, the Guaranty and the other security and assurances of payment as set forth in various documents and writings executed and delivered by the Pledgor to the Lender in connection with the Loan, as such documents have been or may be modified, shall be collectively referred to as the "Loan Documents".

C. As a material inducement to the making of the Loan by the Lender, each of the Pledgors has agreed, in order to provide additional security and assurances for the Loan, to pledge and assign to the Lender all of the Pledgor's right, title and interest in and to the Collateral (as hereinafter defined) to secure the payment of the Obligations (as hereinafter defined) in performance of the terms and conditions of the Loan Documents.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND RULES OF CONSTRUCTION

          SECTION 1.1.  Definitions.  The terms  defined in the Recitals  hereto
          shall  have  the  respective  meanings  specified  therein,   and  the
          following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.1.

          "Company" means The Majestic Companies, Ltd., a Delaware corporation.

          "Default" has the meaning set forth in Article V.



          "Event of Default" means an event which, with the giving of notice or the lapse of time, or both, could or would constitute a Default under the provisions of this Agreement.
          "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, encumbrance, judgment, lien, claim or charge of any kind in, on, of or in respect of; any asset or property or any rights to any asset or property.

          "Obligations" means all indebtedness, liabilities, and obligations of the Pledgor and/or any other Person to the Lender of any kind, nature or description whatsoever under, arising as a result of, pursuant to, and/or in connection with, the loan, the provisions of this Agreement, and/or any of the other Loan Documents.

          "Person" means and includes an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof, or any other entity.

          "Pledged Stock" has the meaning set forth in Section 2.1(a).

          "Security Interests" means the security interests and other Liens in the Collateral granted hereunder.

          "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware.

          SECTION 1.2. Rules of Construction. Unless otherwise defined herein and unless the context otherwise requires, all terms used herein which are defined by the UCC shall have the same meanings assigned to them by the UCC unless and to the extent varied by this Agreement. The words "hereof', "herein", and "hereunder" awl words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule, and exhibit references are references to sections or subsections of; or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the Plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.

                                   ARTICLE LI
                                 THE COLLATERAL

          SECTION 2.1. The Pledge. In order to secure the full and punctual payment of the Obligations in accordance with the terms thereof; and to secure the performance of this Agreement and each of the other Loan Documents, the Pledgor, and each of them, hereby transfers, pledges, assigns, sets over, delivers and grants to the Lender a continuing lien and security interest in and to all of the following property of the Pledgor, both now owned and existing and hereafter created, acquired and arising (all being collectively referred to as the "Collateral") and all right, title and interest of the Pledgor in and to the
Collateral:


(a) Pledged Stock. Etc. (i) Six 1-lundred Thousand (600,000) shares of the common stock of the Company now owned by the Pledgor (the "Pledged Stock"),
     (ii) any certificates representing or evidencing the Pledged Stock, (iii) subject to Section 2.5(a)(iii) below, all payments of principal or interest, dividends, cash, income, profits, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of; in exchange for or upon conversion of the Pledged Stock, and (iv) subject to the provisions of Section 2.5(a)(i) below, any and all voting and other rights, powers and privileges accruing or incidental to an owner of the Pledged Stock and the other property referred to in subclauses (i) through (iv); and

(b) Proceeds. All cash and non-cash proceeds and products of the portion of the Collateral described in clause (a) above.

          SECTION 2.2. Security Interests Security Only. The Security Interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

          SECTION 2.3. Delivery. Etc. The Pledgor shall deliver or promptly cause to be delivered to the Lender, all certificates representing or evidencing the Pledged Stock which shall be accompanied by undated and irrevocable stock powers duly executed in blank by the Pledgor with signature guaranteed. The Lender shall hold all such Pledged Stock subject to this Agreement and the Escrow Agreement, and the Lender shall return the Pledged Stock to the Borrower upon the repayment in full of the Note.

          SECTION 2.4. Record Owner of Collateral. Until an Event of Default hereunder, the Lender shall hold any stock certificates, notes, instruments or securities now or hereafter included in the Collateral in the Pledgor.

          SECTION 2.5. Voting Rights: Dividends and Interest: etc.
                       ------------------------------------------

(a) Unless and until an Event of Default shall have occurred and is continuing:

                            (i) The Pledgor shall be entitled to exercise any and all voting and other rights, powers and privileges accruing to an owner of the Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that any action to be taken would not materially and adversely affect the rights inuring to a holder of the Pledged Stock or materially and adversely affect the rights and remedies of the Lender under this Agreement or the other Loan Documents or the ability of the Lender to exercise the same.

                            (ii) The Lender shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights, powers and privileges which it is entitled to exercise pursuant to subparagraph (i) above.
                             (iii) The Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Stock to the extent and only to the extent that such cash dividends are permitted by applicable laws. All noncash dividends and dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions (other than pursuant to the first sentence of this clause) made on or in respect of Pledged Stock, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Stock or received in exchange for Pledged Stock or any part thereof; or in redemption thereof; as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or ~property but shall be held separate and apart therefrom in trust for the benefit of the Lender and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement which the Pledgor agrees to make).

                   (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends which the Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.5 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividend payments. All dividends which are received by the Pledgor contrary to the provisions of this Section 2.5 shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement which the Pledgor agrees to make). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this subparagraph (b) shall be retained by the Lender in an account to be established by the Lender upon receipt of such money or other property and shall be applied to the Obligations.

                   (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other rights, powers and privileges which it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.5 shall cease, and all such rights, powers and privileges shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and other rights, powers and privileges.

          SECTION 2.6. Return of Pledged Stock. Upon the repayment in full of the Note, the Lender shall return the Pledged Stock to the Borrower, to be remitted to the Pledgor, and the Lender shall have no further claim as to the Pledged Stock.

                                 ARTICLE LII
                         REPRESENTATIONS AND WARRANTIES

          The Pledgor represents and warrants to the Lender that the following statements are true, correct and complete:

          SECTION 3.1. Title and Authority. The Pledgor is (he owner of the Collateral and has good and marketable title to the Collateral free and clear of any Liens. The Pledgor has full power and authority to grant the Security Interests to the Lender in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement without the consent or approval of any Person.

          SECTION 3.2. Pledged Stock. All shares of stock included in the Pledged Stock have been duly authorized and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock.

                                   ARTICLE IV
                              COVENANTS OF BORROWER

          The Pledgor covenants and agrees with the Lender as follows:

          SECTION 4.1. Further Assurances. The Pledgor shall, from time to time, at its expense, execute, deliver, acknowledge and cause to be duly filed, recorded or registered any statement, assignment, endorsement, instrument, paper, agreement or other document and take any other action that from time to time may be necessary or desirable, or that the Lender may reasonably request, in order to create, preserve, continue, perfect, confirm or validate the Security Interests or to enable the Lender to obtain the full benefits of this Agreement or to exercise and enforce any of its rights, powers and remedies hereunder. The Pledgor shall pay all costs of; and incidental to, the filing, recording or registration of any such document as well as any recordation, transfer or other tax required to be paid in connection with any such filing, recordation or registration. The Pledgor hereby covenants to save harmless and indemnify the Lender from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes and recording costs incurred by the Lender in connection with this Agreement which covenant shall survive the termination of this Agreement and the payment of all other Obligations. The Pledgor agrees that a carbon, photographic, Photostat or other reproduction of this Agreement or of a financing statement signed by the Pledgor in connection with this Agreement shall be sufficient as a financing statement.

          SECTION 4.2. Sale of Collateral and Additional Shares. Without the prior written consent of the Lender, the Pledgor will not (a) sell, lease, assign, transfer, dispose of; pledge or grant or permit a Lien to exist on, the Collateral except as otherwise permitted by this Agreement and' the Modification Agreement, or (b) permit the Company to issue any shares of its capital stock of any class to any Person if such issuance would dilute the equity interest of the Pledgor in the Company unless such shares are pledged pursuant to this Agreement as a part of the Collateral.

                                    ARTICLE V
                                     DEFAULT

          The occurrence of any one or more of the following events shall constitute a ~1efault under the provisions of this Agreement, and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

          SECTION 5.1. Payment of Obligations. If any of the Obligations are not paid as and when due and payable in accordance with the provisions of this Agreement, and/or any of the other Loan Documents after giving effect to any applicable cure or grace periods, if any.

     SECTION 5.2. Perform. etc. Other Provisions of This Agreement. The failure of the Pledgor to perform, observe or comply with any of the provisions of this Agreement, and, such failure is not cured to the satisfaction of the Lender within a period of thirty (30) days after the date of written notice thereof by the Lender to the Pledgor.

          SECTION 5.3. Representations and Warranties. If any representation and warranty contained herein or any statement or representation made in any officer's certificate or any other information at any time given by or on behalf of the Pledgor or furnished in connection with this Agreement or any of the other Loan Documents shall prove to be false or incorrect in any material respect on the date as of which made, and any such representation or warranty which, in the reasonable opinion of the Lender, is capable of being cured is not cured to the satisfaction of the Lender within thirty (30) days after the date of written notice thereof by the Lender to the Pledgor.

          SECTION 5.4. Default under Other Loan Documents. The failure of the Pledgor to perform, observe or comply with any of the provisions of any of the Loan Documents (other than this Agreement) to which the Pledgor is a party and such failure is not cured within applicable cure or grace periods, if any, or if an "Event of Default" (as defined and described therein) occurs under the provisions of any of the Loan Documents (other than this Agreement) which is not cured within applicable cure or grace periods, if any.

          SECTION 5.5. Bankruptcy. If proceedings in bankruptcy, or for reorganization of the Pledgor, or for the readjustment of any of their respective debts, under the Bankruptcy Code, as amended, or any part thereof or under any other applicable laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by the Pledgor and, except with respect to any such proceedings instituted by the Pledgor, shall not be discharged within thirty (30) days of their commencement.

          SECTION 5.6. Receiver. etc. A receiver or trustee shall be appointed for the Pledgor or for any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Pledgor and, except with respect to any such appointments requested or instituted by the Pledgor, such receiver or trustee shall not be discharged within thirty (30) days of his or her appointment, and, except with respect to any such proceedings instituted by the Pledgor, such proceedings shall not be discharged within thirty (30) days of their commencement.

                                   ARTICLE VI
                               RIGHTS AND REMEDIES

          SECTION 6.1. Rights and Remedies of the Lender. Upon and after the occurrence of an Event of Default, the Lender may, without notice or demand other than expressly provided for under the provisions of this Agreement, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to the Lender under the other provisions of this Agreement and the other Loan Documents, the rights and remedies of a secured party under the UCC and all other rights and remedies available to the Lender under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

                   (a) The Lender may, by written notice to the Escrow Agent, elect to receive and sell the Collateral, or any part thereof; at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate, and at such price or prices satisfactory to the Lender. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of any of the Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof; and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Lender shall give the Pledgor ten (10) days written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of the Lender's intention to make any sale or other disposition of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof; will first be offered for sale at such board or exchange and, in the case of a private sale or other disposition, shall state the date after which such sale or other disposition may be made. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so; regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid in full by the purchaser or purchasers thereof; but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6.1, the Lender may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Pledgor (all of such rights being also hereby waived and released by the Pledgor), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Lender from the Pledgor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof; a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof and the Lender shall be free to carry out such sale pursuant to such agreement, and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto; notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default or Defaults shall have been remedied and the Obligations paid in full.

          The Pledgor acknowledges that compliance with applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, as amended, Blue Sky or other state securities laws or similar laws now or hereafter existing analogous in purpose or effect) might very strictly limit or restrict the course of conduct of the Lender if the Lender were to attempt to sell or otherwise dispose of all or any part of the Collateral which is comprised of securities, and might also limit or restrict the extent to which or the manner in which any subsequent transferee of any such securities could sell or dispose of the same. The Pledgor further acknowledges that under applicable laws, the Lender may be held to have certain general duties and obligations to the Pledgor, as pledgor of the Collateral, to make some effort toward obtaining a fair price for the Collateral even though the obligations of the Pledgor may be discharged or reduced by the proceeds of sale at a lesser price. The Pledgor understands and agrees that the Lender is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not attempt to hold the Lender responsible for selling all or any part of the Collateral comprised of securities at an inadequate price even if the Lender shall accept the first offer received or does not approach more than one possible purchaser. Without limiting their generality, the foregoing provisions would apply if; for example, the Lender were to place all or any part of such securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of such securities for its own account, or if the Lender placed all or any part of such securities privately with a purchaser or purchasers.

                    (b) As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                    (c) In conjunction with any sale of all or any part of the Collateral which is comprised of securities, the Pledgor (i) will, at any time and from time to time, upon the request of the Lender, use its best efforts to take or cause the issuer of such securities to take such action and prepare, distribute and/or file such doci4ments and papers, as are required or advisable in the opinion of the Lender and/or its counsel to permit the sale of such securities whether at public sale, private sale or otherwise, (ii) will use its best efforts to qualify, file or register, or cause the issuer of such securities to qualify, file or register, any of such securities under federal and state securities laws and regulations (including, without limitation, the Securities Act of 1933, as amended, the rules and regulations of the Securities and Exchange Commission and state Blue Sky or other securities laws) as may be requested by the Lender, and to keep effective, or cause to be kept effective, all such qualifications, filings or registrations, (iii) agrees to hold harmless, indemnify and defend the Lender and any underwriter from and against all loss, liability, expenses, costs, fees, disbursements (including, without limitation, the fees and disbursements of the Lender's legal counsel) and claims which may be incurred insofar as such loss, liability, expense or claim arises out of or is based upon any alleged 4ntrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular; or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading but except to the extent that any such loss, liability, expense or claim may have been caused by any untrue statement or omission based upon information furnished in writing to the Pledgor or the issuer of such securities by the Lender or any underwriter expressly for use therein, (iv) will bear all costs and expenses of carrying out its obligations under this subsection which shall be a part of the Obligations secured hereby, and (v) acknowledges that there is no adequate remedy at law for the failure by the Pledgor to comply with the provisions of this subsection and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this subsection may be specifically enforced.

          SECTION 6.2. Application. The proceeds of collection, sale or other disposition of all or any part of the Collateral coming into the Lender's possession may be applied by the Lender to any of the Obligations, whether matured or unmatured, in such order and manner as the Lender may determine in its sole discretion.

          SECTION 6.3. No Waiver. Etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof; shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Loan Documents, or to declare a Default for failure to effect such prompt payment of any such other amount. The payment by the Pledgor or any other Person and the acceptance by the Lender or any other amount due and payable under the provisions of this Agreement or the other Loan Documents at any time during which a Default exists shall not in any way or manner be construed as a waiver of such Default by the Lender or preclude the Lender from exercising any right of power or remedy consequent upon such Default.

                                  ARTICLE VIII
                                  MISCELLANEOUS

          SECTION 7.1. Course of Dealing: Amendment. No course of dealing between the Lender and the Pledgor shall be effective to amend, modify or change any provision of this Agreement or the other Loan Documents. The Lender shall have the right at all times to enforce the provisions of this Agreement and the other Loan Documents in strict accordance with the provisions hereof and thereof; notwithstanding any conduct or custom on the part of the Lender in refraining from so doing at any time or times. The failure of the Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the other Loan Documents or as having in any way or manner modified or waived the same. This Agreement may not be amended, modified, or changed in any respect except by an agreement, in writing, signed by the Lender and the Pledgor.

          SECTION 7.2. Waiver of Default. The Lender may, at any time and from time to time, execute and deliver to the Pledgor a written instrument waiving, on such terms and conditions as the Lender may specify in such written instrument, any of the requirements of this Agreement or any Event of Default or Default and its consequences, provided, that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Pledgor and the Lender shall be restored to their former positions prior to such Event of Default or Default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Event of Default or Default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.3. Notices. Any notice or demand required or permitted or in connection with this Promissory Note shall be in writing and made by hand delivery, by wire or facsimile transmission, by overnight courier service for next day delivery or by certified mail, return receipt requested, postage prepaid, addressed to the Lender or the Pledgor at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the Lender or the Pledgor, and shall be considered given as of the date of hand delivery, wire or facsimile transmission, as of the date specified for delivery if by overnight courier service, or as of two (2) days after the date of mailing, as the case may be:




          If to the Lender:

                   Mei Wah Company, Inc.
                   645 Battery Street
                   San Francisco, California 94111
                   Attention:    Chung F. Han, President
                   Fax No.: (415) 398-2232

         If to the Pledgor:

                   Francis A. Zubrowski
                   James R. Deveney, II
                    Golden Capital Corporation
                   c/o Majestic Investments, L.L.C.
                   4102 Cremson Drive
                    Phoenix, Maryland 21131
                   Fax No.: (410) 592-2677

          SECTION 7.4. Performance for Pledgor. The Pledgor hereby appoints the Lender the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof; which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender's name or in the name of the Pledgor,
(a) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, (b) to endorse checks, drafts, orders land other instruments for the payment of money payable to the Pledgor representing any interest, dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof; (c) to give full discharge for all or any part of the Collateral, (d) to settle, compromise, prosecute or defend any action, claim or proceeding with respect to all or any part of the Collateral, (e) to sell, assign, endorse, pledge, transfer and make any agreement respecting all or any part of the Collateral, or (f) otherwise deal with all or any part of the Collateral as though the Lender were the absolute owner thereof; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or become due in respect thereof or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Lender.

          SECTION 7.5. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible, (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, and (c) the parties hereto shall endeavor in good faith negotiations to replace the invalid or unenforceable provisions with valid and enforceable provisions, the economic effect of which comes as close as possible to that of the invalid or unenforceable provisions.

          SECTION 7.6. Assignment. The Lender may, without notice to, or consent of; the Pledgor, sell, assign or transfer to any Person or Persons all or any part of the Obligations, and in the event of any such assignment, the Security Interests and rights and remedies of the Lender hereunder shall extend to, and vest in, any sl4ch assignee or assignees who shall have the right to enforce the provisions of this Agreement as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement as to so much of the Obligations that it has not sold, assigned or transferred. The Pledgor will fully cooperate with the Lender in connection with any such assignment and will execute and deliver such consents and acceptances to any such assignment and amendments to this Agreement in order to effect any such assignment (including, without limitation, the appointment of the Lender as agent for itself and all assignees).

     SECTION 7.7. Survival. All representations, warranties and covenants contained among the provisions of this Agreement shall survive the execution and delivery of this Agreement and all other Loan Documents.

          SECTION 7.8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Lender and their respective personal representatives, successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

          SECTION 7.9. Continuing Agreement. This Agreement and the Security Interests shall be continuing and binding on the Pledgor regardless of how long before or after the date hereof any of the Obligations were or are incurred. This Agreement and the Security Interests shall terminate when all of the Obligations have been indefeasibly paid in full and no commitments therefor are outstanding, at which time the Lender will reassign and deliver to the Pledgor, against receipt, such of the Collateral as still held by the Lender (if any) and not sold or otherwise applied by the Lender pursuant to the terms hereof Any such reassignment shall be without recourse to or warranty by the Lender at the expense of the Pledgor.

     SECTION 7.10. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the Laws of the State of Maryland, both in interpretation and performance.

          SECTION 7.11. Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

          SECTION 7.12. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.




         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of August 7th, 1998.

WITNESS:                                    PLEDGOR:


/s/                                                  /s/Francis A. Zubrowski

/s/                                                  /s/James R. Deveney, II

                                                     GOLDEN CAPITAL CORPORATION

/s/                                                  /s/William Woo, President


EXHIBIT THREE




                               SECURITY AGREEMENT

     The MAJESTIC COMPANIES, LTD., hereinafter called "Debtors", hereby grant to Gail S. Bostwick as successor in interest to MEI WAH COMPANY, INC., hereinafter called "Secured Parties", a security interest in the following property:

          All property listed in the attached Exhibit "A".

together with all accessories, parts, equipment, replacements and accessions now attached to or used in connection therewith or which may hereafter at any time be placed in or added to the above-- described property, and also any and all replacements of any such property (all of which is hereinafter called "Collateral"), to secure the payment of that certain indebtedness evidenced by that certain note dated October, 1998 attached hereto as Exhibit "B" entered into between MAJESTIC COMPANIES, L.L.C., a Maryland Limited Liability Company, and MEI WAH COMPANY INC., a California Corporation which the Debtors herein expressly agree to become liable for the payment of the rent reserved therein and all other terms and conditions of said note, and any and all other liabilities or Obligations of the Debtors to the Secured Parties, direct or indirect, absolute or contingent, now existing or hereafter arising, now due or hereafter to become due (all hereinafter called the "Obligations")

          Debtors hereby warrant and agree that:

          1.     The Collateral is acquired or used primarily for business use.

          2. The Collateral will be kept at 320 9th Street, Modesto, CA 95351 (hereafter "the premises"); Debtors will promptly notify Secured Parties of any change in the location of the Collateral within said state; and Debtors will not remove the Collateral from said state without the written consent of Secured Parties.

          3. Except for the security interest granted hereby, Debtors are the owners of the Collateral free from any adverse lien, security interest, or encumbrance; and Debtors will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

          4. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Debtors authorize Secured Parties to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured Parties describing the Collateral in the same manner as it is described herein; and from time to time at the request of Secured Parties, execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Parties) and do such other acts and things, all as the Secured Parties may request to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Obligations, including, without limitation, deposit with Secured Parties of any certificate of title issuable with respect to any of the Collateral and notation thereon of the security interest hereunder.

          5. Debtors will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Parties.

          6. Debtors will at all times keep the Collateral insured against loss, damage, theft, and for such periods as shall be satisfactory to Secured Parties, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to Debtors and the policy shall provide for ten (10) days' written minimum cancellation notice to Secured Parties; and each such policy shall, provide that Secured Parties shall receive a copy of the policy indicating Secured Parties as additional insureds; and Secured Parties may act as attorney for Debtors in obtaining, settling, and canceling such insurance and endorsing any drafts.

          7. Debtors shall at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; and Debtors will not use the Collateral in violation of any statute or ordinance; and Secured Parties may examine and inspect the Collateral at any time, wherever located.

          8. Debtors will pay promptly when due all taxes and assessments upon the Collateral or for its use or operating or upon this agreement or upon any note or notes evidencing the Obligations, or any of them.

          9. At their option, Secured Parties may discharge taxes, liens or security interest or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Debtors agree to reimburse Secured Parties on demand for any payment made, or any expense incurred, by Secured Parties, pursuant to the foregoing authorization. Until default, Debtors may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

          10. Debtors shall be in default under this agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any Obligation (or any installment thereof or interest thereon), or default in the payment or performance of any Obligation, covenant, agreement, or liability contained in the note (Exhibit "B"); (b) loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon. Secured Parties shall give Debtors written notice by mail of any default and Debtors may cure any default within fifteen (15) days thereof.

          11. Upon the occurrence of any such default or at any time thereafter, and Secured Parties shall have and may exercise from time to time any and all rights and remedies of a Secured Parties under the Uniform Commercial Code ("UCC") and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Parties, Debtors shall, at their expense, assemble the Collateral and make it available to the Secured Parties at the premises or at a convenient place acceptable to Secured Parties; and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses. Upon default, the Debtors agree that Secured Parties may take possession of the collateral and thereafter exercise ownership and control over the collateral. In the alternative, Secured Parties may dispose of the collateral in any manner deemed appropriate by Secured Parties to include sale under the UCC.

          12. Secured Parties acknowledge that the agreement herein has the limited purpose of securing performance under the note (Exhibit "B") and no deficiency shall exceed the replacement value of collateral which has been sold or otherwise disposed of by Debtors in violation of the terms of this agreement. Secured Parties shall give Debtors a written notice of any missing item of collateral if Secured Parties retake possession of the collateral hereunder and Debtors shall have fifteen (15) days thereafter to replace any missing item with a serviceable equivalent.

          13. No waiver by Secured Parties of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Parties in exercising any right or remedy shall operate as a waiver thereof; and no single or partial exercise by Secured Parties of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of the note secured by this agreement are cumulative and Secured Parties shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this agreement, the term "Debtors" shall mean all parties signing this agreement, and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural. If this agreement is not dated when executed by the Debtors, the Secured Parties are authorized, without notice to the Debtors, to date this agreement. This agreement shall become effective as of the date of this agreement. All rights of Secured Parties hereunder shall inure to the benefit of their successors and assigns; and all Obligations of Debtors shall bind the heirs, executors, administrators, successors and assigns of each debtor.

          14. This agreement has been delivered in the State of California and shall be construed in accordance with the laws of California. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

          15. In the event any attorneys' fees or costs are incurred by one party for the enforcement of this agreement because of the breach of default of the other party in connection with any provision of this agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred, in addition to any other relief to which that party may be entitled.

          16. Notices between the parties hereto shall be made to the following addresses and, if so made, notice shall be deemed completed whether by mail or personal service:


                   Debtors:
                   -------

                   THE MAJESTIC COMPANIES, LTD.






                   Secured Parties:
                   ---------------

                   Gail E. Bostwick
                   916 C. Sealane Drive
                   Encinitas, CA 92024--5058

          This agreement has been duly executed as of the 21st day of May, 1999.

                                                    The Majestic Companies, Ltd.


                                                     By:/s/Alex Tovar


                                                     /s/GAIL E. EOSTWICK






EXHIBIT FOUR




October __, 1998                                                   $260,000.00

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned SKYTEX INTERNATIONAL, INC., a Nevada corporation (the "Borrower") promises to pay to the order of MEI WAH COMPANY, INC, a California corporation (the "Lender") at the Lender's offices at 645 Battery Street, San Francisco, Ca1if~mia. 94111 or at such other place as the Lender may from time to time designate, the principal sum of Two Hundred Sixty Thousand Dollars ($260,000.00), or so much of the principal sum of this Promissory Note as has been advanced to the Borrower pursuant to the provisions of this promissory note (the "Promissory Note") and certain documents and writings executed and delivered to the Lender by the Borrower and other signatory parties (the "Loan Documents") in connection with the obligation evidenced herein (the "Loan"), together with interest thereon at the rate hereafter specified and any and all other sums which may be owing to the Lender by the Borrower under this Promissory Note, on December 31, 1999 (the "Maturity Date"), which is the final and absolute due date of this Promissory Note, subject to acceleration as herein set forth. The following terms shall apply to this Promissory Note

         Section 1. Interest Rate. For the period from the date hereof until all sums due hereunder, whether principal, interest, penalties, fees or other sums have been paid in full, interest shall accrue on the disbursed and unpaid principal balance of each Advance under this Promissory Note at the fixed rate of twelve percent (12%) per annum.

     Section 2. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixth (360) days per year factor applied to the number of actual days elapsed.
         Section 3. Term. The term of this Promissory Note shall be for a period (the "Term") extending from the date of this Promissory Note and continuing until the Maturity Date, which Maturity Date is subject to acceleration as set forth herein.

         Section 4. Repayment. For the period from the date of this Promissory Note until and including January 1, 1999, this Promissory Note shall be repaid in monthly installments of accrued interest only, in the amount of Two Thousand Six Hundred Dollars (2,600.00) per month, as prorated for any portion of a month, payable on the first day of November and December, 1998 and on the first day of January 1999. Beginning on February 1,1999 and continuing until January 1, 2000, this Promissory Note shall be repaid in twelve (12) equal monthly installments of principal and interest, in the amount of Twenty Three Thousand One Hundred Dollars and Sixty-Wine Cents ($23,100.69) until the Maturity Date as above set forth, or such earlier date arising by acceleration, at which time the unpaid principal balance and any and all sums due under this Promissory Note and the other Loan Documents, including accrued interest, late fees and penalties shall be due and payable in full.



         Section 5. Application of Payments. All payments made hereunder shall be applied first to any fees or expenses incurred by Lender hereunder, if any, next to accrued interest, and then to principal or, during any default by the Borrower, in such other order or proportion as the Lender, in its discretion, may determine.

         Section 6. Manner and Method of Payment. All payments called for in this Promissory Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds.

         Section 7. Prepayment. The Borrower may not prepay this Promissory Note at any time on or after the date which occurs sixty (60) days from the date of this Promissory Note. In the event that this Promissory Note is prepaid prior to such date, the Borrower shall pay a prepayment penalty to the Lender in an amount equal to the interest which would have accrued under this Promissory Note from the date of prepayment to the date which occurs sixty (60) days Bun the date of this Promissory Note.

         Section 8. Acceleration Upon Default. Upon the failure to pay any amount when due under this Promissory Note, which failure is not cured or discharged within a period of five (5) days following receipt of written notice therefor, or upon any default under any other Loan Document, which default is not cured within the applicable cure period following written notice thereof, the Lender may, in the Lender's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums due hereunder immediately due and payable.

     Section 9. Default Interest Rate. Upon the failure to pay any amount when due under this Promissory Note, which failure is not cured or discharged within a period of five (5) days following receipt of written notice therefor, or upon any default under any other Loan Document, which default is not cured within the applicable cure period following written notice thereof, the Lender may, in addition to any other remedy the Lender may exercise, raise the rate of interest accruing on the disbursed unpaid principal balance by four (4) percentage points above the rate of interest otherwise applicable, until such default is cured.

         Section 10. Expenses of Collection. Should this Promissory Note be referred to an attorney for collection following a default by the Borrower, the Borrower shall pay all of the Lender's costs, fees and expenses (including reasonable attorneys' fees) resulting from such referral, even if judgment has not been confessed or suit filed.

     Section 11. Waivers by the Borrower. The Borrower waives presentment, notice of dishonor and protest, notice of intention to accelerate the maturity hereof and notice of the actual acceleration of the maturity hereof

         Section 12. Extensions of Maturity. The Borrower hereby agrees that the Maturity Date, or any payment due hereunder, may be extended at any time or from time to time by the Lender without releasing, discharging, or affecting the liability of such party.



     Section 13. Commercial Loan. The Borrower represents and warrants that the debt evidenced hereby is a commercial loan transaction within the meaning of Sections 12-101(c) and 12-103(e), Commercial Law Article. Annotated Code of Maryland.

         Section 14. Notices. Any notice or demand required or permitted in connection with this Promissory Note shall be in writing and made by hand delivery, by wire or facsimile transmission, by overnight courier service for next day delivery or by certified mail, return receipt requested, postage prepaid, addressed to the Lender or the Borrower at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the Lender or the Borrower, and shall be considered given as of the date of hand delivery, wire or facsimile transmission, as of the date specified for delivery if by overnight courier service, or as of two (2) days after the date of mailing, as the case may be:

         If to the Lender:

                  Mei Wah Company, Inc.
                  645 Battery Street
                  San Francisco, California 94111
                  Attention:   Chung F. Han, President
                  Fax No.: (415) 398-2232

          If to the Borrower:

                  SkyTex International, Inc.
                  8880 Rio San Diego Drive
                  8th Floor
                  San Diego, California 92108
                  Fax No.: (619) 209-6077

     Section 15. Governing Law. This Promissory Note shall be strictly governed by and construed under the laws of the State of Maryland.

     Section 16. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and any other person to whom the Lender may grant an interest in the Borrower's obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower's successors and assigns

          Section 17. Invalidity of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.





         IN WITNESS WHEREOF, the Borrower has executed this Promissory Note under seal on this -- day of October, 1998, with the specific intention that this Promissory Note constitute an instrument under seal.


WITNESS:                                   BORROWER:

                                           SKYTEX INTERNATIONAL, INC., a Nevada
                                           Corporation

/s/_____________                           By:/s/Ralph Morren, President